Exhibit 10.3

Loan No. 34-3002287

ASSUMPTION AGREEMENT

This Assumption Agreement (this "**Agreement**") is dated as of December 19, 2014, by U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, successor-by-merger to LaSalle Bank National Association, as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through Certificates, Series 2007-C7 ("**Lender**"), KRG Branson Hills K-II, LLC, a Delaware limited liability company ("**Borrower**"), Kite Realty Group, L.P., a Delaware limited partnership ("**Guarantor**"), IREIT Shoppes at Branson Hills - K, L.L.C., a Delaware limited liability company ("**Buyer**"), and Inland Real Estate Income Trust, Inc., a Maryland corporation ("**New Guarantor**").

RECITALS:

A. Lehman Brothers Bank, FSB, a federal stock savings bank ("**Original Lender**"), Lender's predecessor in interest, made a loan to Branson Shoppes Kohls, LLC, a Missouri limited liability company ("**Original Borrower**"), in the original principal amount of $6,700,000.00 ("**Loan**"), under the terms and provisions set forth in the following loan documents, all of which are dated as of November 7, 2007, unless otherwise noted:

1. Promissory Note (the "**Note**") in the original principal amount of the Loan, made by Original Borrower and payable to Original Lender;

2. Deed of Trust, Security Agreement and Assignment of Leases and Rents (as assigned, as set forth below, the "**Security Instrument**"), executed by Original Borrower, as trustor, to Richard W. Scarritt, as trustee for the benefit of Original Lender, as beneficiary, which secures the Note and other obligations of Original Borrower and which was recorded on November 8, 2007, as Document No. 2007L61001, in the Official Records of Taney County, Missouri (the "**Official Records**"), the beneficiary's interest under which was assigned by assignment which was recorded on March 11, 2008, as Document No. 2008L10326, and further assigned and recorded March 30, 2012 as Document No. 2012L12053. The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the "**Property**" and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the "**Collateral**";

3. Assignment of Leases and Rents (as assigned, as set forth below, the "**ALR**"), executed by Original Borrower, as assignor, to Original Lender, as assignee, which was recorded on November 8, 2007, as Document No. 2007L61002, in the

US2008 6175260 5

Official Records, as assigned by assignment which was recorded on March 11, 2008, as Document No. 2008L10325 in the Official Records, and further assigned and recorded on March 30, 2012 as Document No. 2012L12054;

4. Reserve Letter ("**Reserve Letter**") executed by Original Borrower in favor of Original Lender; and

5. Assignment of Agreements, Permits and Contracts executed by Original Borrower in favor of Original Lender.

B. Original Borrower, with the consent of Lender, transferred the Property to Inland Diversified Branson Hills K-II, L.L.C., a Delaware limited liability company ("**Inland Borrower**"), and Inland Borrower assumed each and every obligation of Original Borrower, pursuant to that certain Assumption Agreement dated August 15, 2012, executed by Inland Borrower, Original Borrower, Raul L. Waters, deceased, by and through Vicki Waters, Inland Diversified Real Estate Trust, Inc., a Maryland corporation ("**Inland Guarantor**"), and Lender, as evidenced by that certain Memorandum of Assumption Agreement recorded on August 29, 2012, as Document No. 2012L33095 in the Official Records and the UCC-1 Financing Statements filed with the Delaware Secretary of State and in the Official Records.

C. Lender, Inland Borrower, Inland Guarantor and Guarantor entered into that certain Consent Agreement dated July 1, 2014 (the "**Consent Agreement**") pursuant to which, among other things, Lender acknowledged and consented to the Merger (as defined in the Consent Agreement), together with the following loan documents, all of which are dated as of dated July 1, 2014, unless otherwise noted:

1. Guaranty of Recourse Obligations (the "**Guaranty**"), executed by Guarantor in favor of Lender;

2. Environmental Indemnity Agreement (the "**Environmental Indemnity**") executed by Inland Borrower and Guarantor in favor of Original Lender; and

3. UCC-1 Financing Statements filed with the Delaware Secretary of State and in the Official Records.

The above documents and any other Loan Documents (as defined in the Consent Agreement), including, in each case, any prior amendments thereto, together with this Agreement are hereinafter collectively defined as the "**Loan Documents**".

D. Subsequent to the Merger, with the consent of Lender, Inland Borrower changed its name to KRG Branson Hills K-II, LLC, a Delaware limited liability company (i.e., "Borrower", as defined herein).

E. The principal balance of the Note and accrued and unpaid interest on the Note are as set forth on <u>Exhibit B</u> attached hereto.

F. Borrower has sold and conveyed the Property and the Collateral to Buyer, or is about to sell and convey the Property and the Collateral to Buyer (the "**Transfer**"), and both parties desire to obtain from Lender a waiver of any right Lender may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance.

G. Subject to the terms and conditions hereof, Lender is willing to waive any right of acceleration of the Maturity Date of the Note upon assumption by Buyer of all obligations of Borrower under the Loan Documents (the "**Assumption**").

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1. **Incorporation**. The foregoing recitals are incorporated herein by this reference.

2. **Assumption Fee**. As consideration for Lender's execution of this Agreement and in addition to any other sums due hereunder, Buyer agrees to pay Lender or Lender's servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee as set forth on Exhibit B attached hereto, due on execution of this Agreement by Lender.

3. **Conditions Precedent**. The following are conditions precedent to Lender's obligations under this Agreement:

   a. The irrevocable commitment of Chicago Title Insurance Company ("**Title Company**"), to issue a 2006 form ALTA Loan Policy of Title Insurance with such endorsements as Lender may require, which policy endorsements shall be in form and substance acceptable to Lender, insuring Lender that the Security Instrument, as amended by this Agreement, constitutes a first and prior lien upon the Property, subject only to those matters expressly approved by Lender in writing;

   b. Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A and otherwise in form and substance acceptable to Lender (the "**Memorandum of Assumption Agreement**"); and (iii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

   c. Recordation in the Official Records of the County where the Property is located of the Memorandum of Assumption Agreement, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

   d. Filing with the Delaware Secretary of State and in the Official Records of UCC-1 Financing Statements, which Buyer expressly authorizes Lender to file;

e. Execution and delivery to Lender by (i) New Guarantor of a Guaranty of Recourse Obligations (the "**New Guaranty**") in favor of Lender and in form and substance acceptable to Lender, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Loan as more specifically set forth in the New Guaranty and (ii) each of Buyer and New Guarantor of an Environmental Indemnity Agreement (the "**New Indemnity**") in favor of Lender and in form and substance acceptable to Lender, pursuant to which Buyer and New Guarantor shall indemnify Lender with respect to certain environmental matters as more specifically set forth in the New Indemnity, along with delivery to Lender of such resolutions or certificates of New Guarantor as Lender may require, in form and content reasonably acceptable to Lender;

f. Delivery to Lender of such resolutions or certificates as Lender may reasonably require, in form and content acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Buyer and a certified copy of Buyer's organizational documents, including a certificate of formation and operating agreement of the Buyer, with all amendments, modifications, supplements and restatements thereto, in form and substance reasonably acceptable to Lender and which satisfies the requirements set forth in Section 4.2 of the Security Instrument;

g. The representations and warranties contained herein are true and correct in all material respects;

h. Receipt by Lender of a copy of Buyer's casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form satisfying the requirements of the Loan Documents or, in lieu thereof, a certificate of insurance evidencing that the required coverages are in effect;

i. Receipt by Lender of a copy of the grant deed by which title to the Property will be conveyed to Buyer, the bill of sale by which the personal property, if any, will be transferred, and the purchase and sale agreement documenting the sale of the Property to Buyer;

j. Receipt by Lender of an executed assignment of the purchaser's interest in the purchase and sale agreement for the Property from the purchaser named therein to Buyer;

k. Receipt by Lender of an executed Form W-9 for Buyer;

l. Receipt by Lender of a copy of the new property management agreement for the Property in form and substance, and with a manager, acceptable to Lender, along with an executed assignment of management agreement and subordination of management fees acceptable to Lender;

m. Receipt by Lender of a certificate from New Guarantor and Buyer certifying to Lender that the current financial position of New Guarantor and Buyer has not

significantly deteriorated from that reflected in the most recent financial statements provided to Lender and Lender's servicer;

n. Receipt by Lender of a certificate from Buyer and New Guarantor certifying that the closing funds are being contributed as a capital contribution and are not secured, directly or indirectly, by an interest in Buyer or in any collateral assigned to Lender under the Loan;

o. Receipt by Lender of opinions with respect to Buyer and New Guarantor regarding valid existence, good standing, due authorization, due execution and enforceability of this Agreement and each of the other documents, instruments and agreements executed in connection herewith, each of which shall be satisfactory to Lender;

p. An opinion from Lender's counsel that the transactions contemplated by this Agreement will not result in a significant modification of the Loan within the meaning of the applicable U.S. Treasury Regulations or otherwise result in any adverse tax consequences to the Lender under the applicable "real estate mortgage investment conduit" statutes and regulations;

q. Buyer shall complete the Deferred Maintenance Items (as hereinafter defined) in accordance with the terms of this Agreement and the other Loan Documents;

r. Payment of the assumption fee provided for in Section 2 above; and

s. Buyer's reimbursement to Lender of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees, agents or independent contractors.

4. **Effective Date**. The effective date of this Agreement shall be the date on which Lender authorizes the closing escrow agent to close the Transfer and Assumption and to record the Memorandum of Assumption Agreement in the Official Records of the County where the Property is located (the "**Effective Date**").

5. **Assumption**. Except with respect to the Guaranty and the Environmental Indemnity Agreement, Buyer hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents and, without regard to the partial release set forth in Section 6 below, shall hereafter faithfully perform all of Borrower's obligations under and be bound by all of the provisions of the Loan Documents and assumes all liabilities of Borrower under the Loan Documents as if Buyer were an original signatory thereto. The execution of this Agreement by Buyer shall be deemed its execution of the Note, the Security Instrument and the other Loan Documents.

6. **<u>Partial Release of Borrower; Release of Lender</u>**. Lender hereby releases (on the Effective Date) Borrower from all liabilities and obligations under the Loan Documents other than this Agreement, including, but not limited to, liability for the repayment of the Loan (including all sums due or to become due or owing under the Note, the Security Instrument and the other Loan Documents); <u>provided</u>, <u>however</u>, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower's obligations under or with respect to the Loan Documents (including the obligations set forth in the Environmental Indemnity, Article 13 of the Security Instrument and Article 14 of the Note) to the extent the same arise out of or in connection with any act or omission of Borrower occurring, or condition, event, or circumstance existing due to the act or omission of Borrower, on or before the Effective Date (the "**Retained Obligations**"), and that the Retained Obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof.

Borrower and Guarantor hereby fully release (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower or Guarantor arising out of or in connection with the Loan or the Loan Documents, to the extent the same arises out of or in connection with any act or omission of Lender and any servicer occurring, or condition, event, or circumstance existing due to the act or omission of Lender and any servicer, on or before the Effective Date, other than this Agreement.

7. **<u>Confirmation of Guaranty and Environmental Indemnity; Partial Release of Guarantor</u>**. Nothing contained herein is intended to limit, impair, terminate or revoke Guarantor's obligations under the Guaranty and Environmental Indemnity to the extent the same arise out of or in connection with any act or omission of Borrower or Guarantor occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty and Environmental Indemnity; provided, however, Lender hereby releases Guarantor from its obligations under the Guaranty and Environmental Indemnity to the extent the same arise out of or in connection with any act or omission occurring after the Effective Date.

8. **<u>Representations and Warranties</u>**.

   a. <u>Assignment</u>. Borrower and Buyer each hereby represents and warrants to Lender that Borrower has irrevocably and unconditionally transferred and assigned to Buyer all of Borrower's right, title and interest in and to:

      i. The Property and the Collateral;

      ii. The Loan Documents;

      iii. All leases related to the Property or the Collateral;

      iv. All rights as named insured under all casualty and liability insurance policies (and all endorsements in connection therewith) relating to the Property or the Collateral (unless, but only to the extent that, Buyer is obtaining its own such insurance policies);

v. All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

vi. All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii. All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

Borrower and Buyer each hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which Borrower or Buyer is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b. No Defaults. Buyer and Borrower each hereby represents and warrants, to the best of its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct in all material respects.

c. Loan Documents. Buyer represents and warrants to Lender that Buyer has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to Buyer regarding the terms and conditions of the Loan Documents. Buyer further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Buyer as well as to Borrower, as though Buyer were the borrower originally named in the Loan Documents. Buyer further understands and acknowledges that, except as expressly provided in a writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower or Buyer under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d. Financial Statements. Buyer represents and warrants to Lender that the financial statements of Buyer, of each member of Buyer and of each New Guarantor, if any, previously delivered by Borrower, Buyer or any of such parties to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Lender. Buyer further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged,

pledged or encumbered except as previously disclosed in writing by Buyer to Lender and approved in writing by Lender.

e. Reports. Buyer represents and warrants to Lender that all reports, documents, instruments and information delivered to Lender in connection with Buyer's assumption of the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f. Principal Place of Business. Buyer represents and warrants that its state of formation or organization is Delaware. Buyer shall not change its name or State of formation or organization without providing thirty (30) days prior written notice to Lender.

9. **Waiver of Acceleration**. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Buyer; provided, however, Lender reserves its right under the terms of the Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Buyer, except as permitted by the Loan Documents.

10. **Hazardous Substances**. Without in any way limiting any other provision of this Agreement, Buyer and Borrower expressly reaffirm as of the date hereof, and Buyer reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting "**Hazardous Substances**"; and (b) each and every covenant and indemnity in the Loan Documents respecting "**Hazardous Substances**".

11. **Multiple Parties**. If more than one person or entity has signed this Agreement as Buyer or Borrower, then all references in this Agreement to Buyer or Borrower shall mean each and all of the persons so signing, as applicable. The liability of all persons and entities signing shall be joint and several with all others similarly liable.

12. **Confirmation of Security Interest**. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Buyer are subject to any security interest(s) held by Lender.

13. **Notices**. All notices to be given to Buyer and New Guarantor pursuant to the Loan Documents shall be addressed as follows:

Buyer:	IREIT Shoppes at Branson Hills - K, L.L.C. c/o Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile: (630) 586-6590
With a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: General Counsel Facsimile: (630) 218-4900
New Guarantor:	Inland Real Estate Income Trust, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: Chief Financial Officer Facsimile: (630) 586-6590
With a copy to:	The Inland Real Estate Group, Inc. 2901 Butterfield Road Oak Brook, Illinois 60523 Attention: General Counsel Facsimile: (630) 218-4900

14. **Integration; Interpretation**. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender and Buyer. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

15. **Successors and Assigns**. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

16. **Attorneys' Fees; Enforcement**. If any attorney is engaged by Lender to enforce, construe or defend any provision of this Agreement, or as a consequence of any default under or breach of this Agreement, with or without the filing of any legal action or proceeding, Buyer shall pay to Lender, upon demand, the amount of all attorneys' fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

17. **Impounds**. Buyer acknowledges and agrees that, pursuant to the Loan Documents, Lender has the right, from time to time, to re-evaluate the monthly payment amounts with

respect to certain impounds and reserve accounts including, without limitation, the impounds for taxes and insurance.

18. **Single Member Delaware LLC**. Buyer hereby represents, warrants and covenants as of the date hereof and until such time as the Debt (as defined in the Note) is paid in full, that:

a. The limited liability company agreement (the "**LLC Agreement**") of Buyer shall provide that (i) upon the occurrence of any event that causes Inland Real Estate Income Trust, Inc., a Maryland corporation, in its capacity as the sole member of Buyer ("**Sole Member**") to cease to be its sole member (other than upon continuation of Buyer without dissolution upon (A) an assignment by Sole Member of all of its limited liability company interest in Buyer and the admission of the transferee in accordance with the Loan Documents and the LLC Agreement, or (B) the resignation of such Sole Member and the admission of an additional member of Buyer in accordance with the terms of the Loan Documents and the LLC Agreement), a person, without any action of any other person and simultaneously with the Sole Member ceasing to be the Sole Member of Buyer, shall automatically be admitted to Buyer ("**Special Member**") and shall continue Buyer without dissolution, and (ii) Special Member may not resign from Buyer or transfer its rights as Special Member unless a successor Special Member has been admitted to Buyer as Special Member in accordance with requirements of the laws of the State of Delaware.

b. The LLC Agreement shall further provide that (i) Special Member shall automatically cease to be a member of Buyer upon the admission to Buyer of a substitute member, (ii) Special Member shall be a member of Buyer that has no interest in the profits, losses and capital of Buyer and has no right to receive any distributions of assets, (iii) pursuant to Section 18-301 of the Delaware Limited Liability Company Act (the "**Act**"), Special Member shall not be required to make any capital contributions to Buyer and shall not receive a limited liability company interest in Buyer, (iv) Special Member, in its capacity as Special Member, may not bind Buyer and (v) except as required by any mandatory provision of the Act, Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, Buyer, including, without limitation, the merger, consolidation or conversion of Buyer; provided, however, such prohibition shall not limit the obligations of Special Member, to vote on such matters required by the Loan Documents or the LLC Agreement. In order to implement the admission of Special Member to Buyer, Special Member shall execute a counterpart to the LLC Agreement. Prior to its admission to Buyer as Special Member, Special Member shall not be a member of Buyer.

c. Upon the occurrence of any event that causes the Sole Member to cease to be a member of Buyer (other than upon continuation of Buyer without dissolution upon an assignment by Sole Member of all of its limited liability company interest in Buyer and the admission of the transferee in accordance with the Loan

Documents and the LLC Agreement, or the resignation of such Sole Member and the admission of an additional member of Buyer in accordance with the terms of the Loan Documents and the LLC Agreement), to the fullest extent permitted by law, the personal representative of the Sole Member shall, within ninety (90) days after the occurrence of the event that terminated the continued membership of Sole Member in Buyer, agree in writing (i) to continue Buyer and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute member of Buyer, effective as of the occurrence of the event that terminated the continued membership of Sole Member in Buyer.

d. Any action initiated by or brought against Sole Member or Special Member under any Creditors Rights Laws (as hereinafter defined) shall not cause Member or Special Member to cease to be a member of Buyer and upon the occurrence of such an event, the business of Buyer shall continue without dissolution. The LLC Agreement shall provide that each of Sole Member and Special Member waives any right it might have to agree in writing to dissolve Buyer upon the occurrence of any action initiated by or brought against Sole Member or Special Member under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to its debts or debtors (collectively, "**Creditors Rights Laws**"), or the occurrence of an event that causes Sole Member or Special Member to cease to be a member of Buyer.

19. Deferred Maintenance.

a. Notwithstanding anything contained herein to the contrary, on or before the date that is 180 days following the execution hereof, Buyer covenants and agrees: (i) to complete, perform, remediate and correct all of the deferred maintenance repair items at the Property set forth on Exhibit D attached hereto and incorporated herein (the "**Deferred Maintenance Items**"), in a good and workmanlike manner with only new, first class materials and supplies, free from faults and defects and in compliance with all applicable laws; (ii) to have all amounts incurred with respect to the Deferred Maintenance Items promptly paid in full; and (iii) to deliver to Lender an affidavit from Buyer certifying that Buyer has completed the Deferred Maintenance Items in the manner set forth in the foregoing clause (i), together with, if the aggregate cost of the Deferred Maintenance Items is in excess of $25,000.00, copies of checks and paid invoices or other evidence of payment satisfactory to Lender in connection with any construction work associated with such Deferred Maintenance Items.

b. Buyer acknowledges and agrees that it shall not be entitled to, and it will not request, disbursement of funds from any reserve fund or escrow account held by Lender related to the Loan in connection with Buyer's completion of the Deferred Maintenance Items. If the aggregate cost of the Deferred Maintenance Items is in excess of $25,000.00, upon request by Lender from time to time, Buyer shall provide to Lender copies of appropriate lien waivers in connection with any

construction work associated with such Deferred Maintenance Items and a title search for the Property indicating that it is free from all liens not previously approved by Lender.

c. Lender, at Buyer's expense, may make or cause to be made, inspections of the Property at such times as Lender shall elect to inspect completion of the Deferred Maintenance Items. In the event that such inspection reveals a deficiency in completion of the Deferred Maintenance Items, Lender shall provide Buyer with a written description of the deficiency, and Buyer shall remediate such deficiency to the reasonable satisfaction of Lender within thirty (30) days after the receipt of such description from Lender, or such later date as may be approved by Lender in its sole discretion.

d. Buyer hereby grants to Lender a power-of-attorney, coupled with an interest, to cause the Deferred Maintenance Items to be completed, performed, remediated and corrected to the satisfaction of Lender upon Buyer's failure to do so in accordance with the terms and conditions of this Section, and to apply the amounts on deposit in reserve funds or escrow accounts held by Lender related to the Loan to the costs associated therewith, all as Lender may determine in its sole and absolute discretion but without obligation to do so. If, however, such reserve funds or escrow accounts shall not contain sufficient funds to pay the costs associated with Lender's completion, performance, remediation and correction of the Deferred Maintenance Items, Buyer shall, within ten (10) days after receipt of written notice thereof, deposit with Lender the full amount of any such deficiency. If Buyer shall fail to so deposit with Lender the full amount of such deficiency, Lender shall have the option, but not the obligation, to make such deposit, and all amounts so deposited by Lender, together with interest thereon at the Default Rate (as defined in the Note) from the date so deposited by Lender until actually paid by Buyer, shall be immediately paid by Buyer on demand and shall be secured by the Security Instrument and by all of the other Loan Documents securing all or any part of the Debt (as defined in the Note).

20. **Modifications to the Loan Documents**. Buyer, Borrower and Lender hereby agree that the Loan Documents is hereby modified as more particularly set forth on Exhibit C to this Agreement.

21. **Miscellaneous**. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents. In any action brought or arising out of this Agreement, Borrower and Buyer, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s). Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall

be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

22. **Counterparts**. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, Lender, Borrower, Guarantor, Buyer, and New Guarantor have caused this Agreement to be duly executed as of the date first above written.

LENDER:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, successor-by-merger to LaSalle Bank National Association, as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through Certificates, Series 2007-C7

By: Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated November 12, 2007

By: ______________________
Name: Wayne Ventus, Jr.
Title: Assistant Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

BORROWER:

KRG Branson Hills K-II, LLC, Delaware limited liability company

By: ______________________________
Daniel R. Sink, Executive Vice President and Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

GUARANTOR:

Kite Realty Group, L.P., a Delaware limited partnership

By: ______________________________
Daniel R. Sink, Executive Vice President and Chief Financial Officer

[SIGNATURES CONTINUED ON NEXT PAGE]

BUYER:

IREIT Shoppes at Branson Hills - K, L.L.C., a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

By: ______________________

Name: David Z. Lichterman

Title: Vice President, Treasurer & CAO

[SIGNATURES CONTINUED ON NEXT PAGE]

NEW GUARANTOR:

Inland Real Estate Income Trust, Inc., a Maryland corporation

By: [signature]
Name: David Z. Lichterman
Title: Vice President, Treasurer & CAO

<u>**EXHIBIT A**</u>

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Kilpatrick Townsend & Stockton LLP
Two Embarcadero Center, Eighth Floor
San Francisco, CA 94111
Attention: Real Estate Finance & Capital Markets

(Space Above For Recorder's Use)

MEMORANDUM OF ASSUMPTION AGREEMENT

This Memorandum of Assumption Agreement ("**Agreement**") is dated as of December 19, 2014, by and among IREIT Shoppes at Branson Hills - K, L.L.C., a Delaware limited liability company, with a mailing address at c/o Inland Real Estate Income Trust, Inc., 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Chief Financial Officer ("**Buyer**"), KRG Branson Hills K-II, LLC, a Delaware limited liability company, with a mailing address at 30 S. Meridian Street, Suite 1100, Indianapolis, Indiana 46204 ("**Borrower**"), Kite Realty Group, L.P., a Delaware limited partnership, with a mailing address at 30 S. Meridian Street, Suite 1100, Indianapolis, Indiana 46204 ("**Guarantor**"), Inland Real Estate Income Trust, Inc., a Maryland corporation, with a mailing address at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Chief Financial Officer ("**New Guarantor**"), and U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, successor-by-merger to LaSalle Bank National Association, as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through Certificates, Series 2007-C7, with a mailing address at c/o Wells Fargo Bank, National Association, Commercial Mortgage Servicing, 1901 Harrison Street, 2nd Floor, Oakland, California 94612 ("**Lender**").

Buyer, Borrower, Guarantor, New Guarantor, and Lender are parties to that certain Assumption Agreement dated of even date herewith (the "**Assumption Agreement**"). The undersigned parties agree that all obligations under that certain Promissory Note (the "**Note**") dated November 7, 2007, in the original principal amount of $6,700,000.00, secured by that certain Deed of Trust, Security Agreement and Assignment of Leases and Rents (the "**Security Instrument**") recorded on November 8, 2007, as Document No. 2007L61001, in the Official Records of Taney County, Missouri (the "**Official Records**"), the beneficiary's interest under which was assigned by assignment which was recorded on March 11, 2008, as Document No. 2008L10326, and as further assigned and recorded March 30, 2012 as Document No. 2012L12053, in the Official Records, as assumed by Inland Diversified Branson Hills T-III, L.L.C., a Delaware limited liability company ("**Inland Borrower**") pursuant to that certain Assumption Agreement dated August 12, 2012, executed by Inland Borrower, Original Borrower, Raul L. Waters, deceased, by and through Vicki Waters, Inland Diversified Real Estate Trust, Inc., a Maryland corporation, and Lender, as evidenced by that certain

Memorandum of Assumption Agreement recorded on August 29, 2012, as Document No. 2012L33095 in the Official Records and the UCC-1 Financing Statement recorded on August 29, 2012, as Document No. 2012L33096 in the Official Records, and all other Loan Documents (as defined in the Assumption Agreement), have been assumed by Buyer upon the terms and conditions set forth in the Assumption Agreement.

The Assumption Agreement is by this reference incorporated herein and made a part hereof. This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

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IN WITNESS WHEREOF, Lender, Buyer, Guarantor, New Guarantor and Borrower have caused this Agreement to be duly executed as of the date first above written.

LENDER:

U.S. Bank National Association, as Trustee, as successor-in-interest to Bank of America, National Association, successor-by-merger to LaSalle Bank National Association, as Trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mortgage Pass-Through Certificates, Series 2007-C7

By: Wells Fargo Bank, National Association, successor-by-merger to Wachovia Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated November 12, 2007

By: ______________________________
Name: Wayne Ventus, Jr.
Title: Assistant Vice President

STATE OF CALIFORNIA)
) ss:
COUNTY OF ALAMEDA)

On ________________, 2014, before me, __________________________, Notary Public, personally appeared Wayne Ventus, Jr., who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

____
Notary Public

[Seal]

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BUYER:

IREIT Shoppes at Branson Hills - K, L.L.C., a Delaware limited liability company

By: Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

By: ______________________________
Name: ______________________________
Title: ______________________________

STATE OF ________________)
) ss:
COUNTY OF ______________)

On _______________, 2014, before me, ________________________, Notary Public, personally appeared _______________________, to me personally known, who being by me duly sworn did say that he/she is the __________________ of Inland Real Estate Income Trust, Inc., a Maryland corporation, the sole member of IREIT Shoppes at Branson Hills - K, L.L.C., a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

____
Notary Public
Print Name: ____________________
My Commission Expires: __________

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BORROWER:

KRG Branson Hills K-II, LLC, a Delaware limited liability company

By: ______________________________
Name: ______________________________
Title: ______________________________

STATE OF ________________)
) ss:
COUNTY OF ______________)

On ______________, 2014, before me, ______________________, Notary Public, personally appeared ______________________, to me personally known, who being by me duly sworn did say that he/she is the ________________ of KRG Branson Hills K-II, LLC, a Delaware limited liability company, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

____
Notary Public
Print Name: ____________________
My Commission Expires: __________

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GUARANTOR:

Kite Realty Group, L.P., a Delaware limited partnership

By: ______________________________
Name: ______________________________
Title: ______________________________

STATE OF ________________)
) ss:
COUNTY OF ______________)

On ________________, 2014, before me, __________________________, Notary Public, personally appeared ________________________, to me personally known, who being by me duly sworn did say that he/she is the __________________ of Kite Realty Group, L.P., a Delaware limited partnership, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

____
Notary Public
Print Name: ____________________
My Commission Expires: __________

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NEW GUARANTOR:

Inland Real Estate Income Trust, Inc., a Maryland corporation

By: ______________________________
Name: ______________________________
Title: ______________________________

STATE OF ________________)
) ss:
COUNTY OF ______________)

On ________________, 2014, before me, __________________________, Notary Public, personally appeared ________________________, to me personally known, who being by me duly sworn did say that he/she is the ___________________ of Inland Real Estate Income Trust, Inc., a Maryland corporation, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

____
Notary Public
Print Name: ____________________
My Commission Expires: __________

EXHIBIT B

CLOSING FIGURES

A. As of December 10, 2014:

1. The principal balance outstanding under the Note was $6,532,794.99;

2. Accrued interest on the Note has been paid through December 10, 2014; and

3. Accrued but unpaid interest on the Note was ($1,080.81).

B. An assumption fee of $32,663.97 is due on execution of the Assumption Agreement by Lender.

EXHIBIT C

LOAN DOCUMENT MODIFICATIONS

1. Notwithstanding anything to the contrary in the Loan Documents, so long as New Guarantor is required to file 10-K reports with the United States Securities and Exchange Commission, any requirement for annual financial statements of Guarantor may be satisfied by delivery of New Guarantor's filed 10-K for the applicable calendar year.

EXHIBIT D

DEFERRED MAINTENANCE ITEMS

1. Asphalt cracking at main entrance of store. The parking lot has less than 5% cracking.
2. There is one stained ceiling tile at the front of the store, just west of the entrance.